SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                              LEAP TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                  SCHEDULE 14A
                              LE@P TECHNOLOGY, INC.
                       5601 NORTH DIXIE HIGHWAY, SUITE 411
                  FORT LAUDERDALE, FLORIDA 33334 (954) 771-1772

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2000 Annual Meeting of Stockholders of Leap Technology, Inc. (the "Company"), which will be held at the Cypress Creek Westin Hotel, Board Room, Second Floor, 400 Corporate Drive, Fort Lauderdale, Florida, 33334 on Friday, July 13, 2001, at 3:00 p.m., Florida time.

At the Annual Meeting, you will be asked to consider and approve the following:

1. To elect five Directors to serve until the 2002 Annual Meeting of Stockholders;
2. To ratify Ernst & Young L L P as independent accountants for the fiscal year ending December 31, 2001; and
3. To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

Attendance at the Annual Meeting is limited to Stockholders of record as of the record date of May 14, 2001 (or their authorized representatives) and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed Proxy Card and you will be pre-registered for the Annual Meeting (if your shares are held of record by a broker, bank or other nominee and you plan to attend the meeting, you must also pre-register by returning the registration card forwarded to you by your bank or broker). A list of the Stockholders entitled to vote at the Annual Meeting may be examined by any Stockholder at the Company's corporate offices at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

The enclosed proxy is solicited by the Board of Directors of the Company. The Notice of the Annual Meeting and Proxy Statement on the following pages contain information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Your vote is important. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed Proxy Card promptly. If you attend the Annual Meeting and prefer to vote in person, you may do so. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                          By order of the Board of Directors


                                          /s/ Robert G. Tancredi, M.D.
                                          -------------------------------------
                                          Robert G. Tancredi, M.D.
                                          President and Chief Executive Officer

July 2, 2001
Fort Lauderdale, Florida


IN ORDER TO AVOID ADDITIONAL SOLICITING EXPENSE TO THE COMPANY, PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING BY GIVING WRITTEN NOTICE OF REVOCATION, BY SIGNING AND DELIVERING TO THE SECRETARY OF THE COMPANY A PROXY BEARING A LATER DATE OR BY PERSONALLY VOTING AT THE MEETING.

                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              LE@P TECHNOLOGY, INC.

                              --------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING

                              --------------------

The 2001 Annual Meeting of Stockholders ("Annual Meeting") of LE@P TECHNOLOGY, INC. ("Leap") will be held at the Cypress Creek Westin Hotel, Board Room, Second Floor, 400 Corporate Drive, Fort Lauderdale, Florida, 33334, on Friday, July 13, 2001 at 3:00 p.m., Florida time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed Proxy Card on or about July 2, 2001 to all Stockholders entitled to vote. Stockholders who owned Common Stock at the close of business on May 14, 2001 (the "Record Date") are entitled to vote. On the Record Date, there were 33,581,203 shares of Common Stock outstanding. Leap's principal executive offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, telephone number (954) 771-1772.

WHY WAS THIS PROXY STATEMENT SENT?

This Proxy Statement and the enclosed Proxy Card were sent to you because the Company's Board of Directors is soliciting proxies from Stockholders of the Company's (i) Class A Common Stock, par value $.20 per share ("Class A Common Stock") and (ii) Class B Common Stock, par value $.20 per share ("Class B Common Stock," and together with Class A Common Stock, "Common Stock"), entitled to vote at the Annual Meeting. There are (i) two classes of Common Stock: (A) Class A Common Stock, and (B) Class B Common Stock, and (ii) one series of Preferred Stock, with issued and outstanding shares, which is the Series B Preferred Stock. The Class A Common Stock and the Class B Common Stock are each entitled to vote at the Annual Meeting, as described herein. The Series B Preferred Stock has no voting rights and is not entitled to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy Card.

WHAT IS BEING VOTED ON?

The following proposals are being voted on at the Annual Meeting:

oTo elect five Directors to serve until the 2002 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

oTo ratify Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 2001; and

oTo act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

WHO MAY VOTE?

Stockholders who owned Class A Common Stock and Class B Common Stock at the close of business on May 14, 2001 (the "Record Date") are entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of Class A Common Stock that you own entitles you to one vote. Holders of Class B Common Stock are entitled to one vote for each share of Class B Common Stock.

HOW MANY VOTES ARE NEEDED FOR A QUORUM?

As of May 14, 2001, the following shares were outstanding: (i) 33,581,203 shares of Class A Common Stock, and (ii) 25,000 shares of Class B Common Stock. The Annual Meeting will be held if a majority of the outstanding shares of (i) Class A Common Stock and (ii) Class B Common Stock entitled to vote is represented at the Annual Meeting. This means that (i) 16,790,602 shares of Class A Common Stock and (ii) 12,501 shares of Class B Common Stock are required for a quorum. If you have returned the Proxy or attend the Annual Meeting in person, your Company Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters introduced at the Meeting. "Broker non-votes" also count for quorum purposes. If you hold your Class A Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Class A Common Stock which it holds for you in accordance with your instructions. We do not count abstentions and "broker non-votes" as votes for or against any proposal.

If a quorum is not present or represented at the Annual Meeting, the Stockholders who do attend the Annual Meeting in person or who are represented by proxy have the power to adjourn the Annual Meeting until a quorum is present or represented. At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

HOW DOES A STOCKHOLDER VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. No postage is needed if the Proxy Card is mailed in the United States. Returning the Proxy Card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your Proxy Card and send it to us in time to vote, your "Proxy" (one of the individuals named on your Proxy Card) will vote your shares as you have directed. If you sign the Proxy Card but do not make specific choices, your Proxy will vote your shares as recommended by the Board of Directors as follows:

o "FOR" electing five Directors to serve until the 2002 Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

o "FOR" ratifying Ernst & Young LLP as independent accountants for the Company for the fiscal year ending December 31, 2001.

If any other matter is presented, your Proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matter which needed to be acted upon at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY A PROXY BE REVOKED?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in one of three ways. First, you may send in another Proxy with a later date. Second, you may notify Leap's Secretary in writing before the Annual Meeting that you have revoked your Proxy. Third, you may vote in person at the Annual Meeting.

HOW DOES A STOCKHOLDER VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of May 14, 2001 (the Record Date).

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Proposal 1:
Electing Five Directors    Although the holders of Class B Common Stock are
                           entitled to elect a simple majority (three) of the Board of Directors and holders of the Class A Common
                           Stock are entitled to elect the remaining Directors
                           (two), the holder of the Class B Common Stock has consented to the election of three Class A Directors and two Class B Directors for purposes of this Annual
                           Meeting only. Accordingly, the holders of Class A
                           Common Stock will be entitled to elect three directors and the holders of Class B Common Stock will be entitled to elect two directors at the Annual
                           Meeting. The holder of the Class B Common Stock has retained the right to call at anytime a special meeting of the holders of Class B Common Stock for the purpose of electing that number of additional
                           Class B Directors (two) as would thereafter result in the Class B Directors constituting a simple majority of the Board of Directors. The persons nominated as the "Class A Directors," will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock.
                           Similarly, the "Class B Directors" will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class B Stock. "Plurality" means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected. Cumulative voting is not permitted. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a Director.

Proposal 2:
Ratify Selection
of Accountants             The affirmative vote of a majority of the votes cast
                           by the holders of the Class A Common Stock and Class
                           B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ended
                           December 31, 2001. Although a vote to "abstain" is counted as neither a vote for or against the proposal, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.
                           Broker non-votes will have no effect on the votes.

IS VOTING CONFIDENTIAL?

Yes. Proxy Cards, ballots and voting tabulations that identify individual Stockholders are confidential. Only the inspectors of election and certain Leap employees associated with processing Proxy Cards and counting the votes have access to your card. Additionally, all comments directed to Leap management (whether written on the Proxy Card or elsewhere) remain confidential, unless you ask that your name be disclosed.

WHO PAYS THE COST OF SOLICITING THE PROXIES?

The Company will pay the cost of this proxy solicitation, which includes preparing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy Card. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies.

HOW DOES A STOCKHOLDER OBTAIN A COPY OF THE ANNUAL REPORT?

A COPY OF OUR ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2000 IS ENCLOSED WITH THIS PROXY STATEMENT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table shows, as of May 14, 2001, the Common Stock owned beneficially by (i) each Director of the Company, (ii) each Executive Officer,
(iii) all Directors or nominees for Director and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a Director or trustee, or a contract or understanding), have (or share the power to vote the stock, or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each person has sole voting and investment power over his or her shares. As of May 14, 2001, there were 33,581,203 shares of Class A Common Stock issued and outstanding and 1,501 holders of record, and 25,000 shares of Class B Common Stock issued and outstanding and one holder of record. In addition, there are 2,170 shares of Series B Preferred Stock issued and outstanding and one holder of record.

                                                           Shares              Percentage               Title
                                     Current            Beneficially          Beneficially                Of
           Name (1)                   Title                Owned                  Owned                 Class
------------------------------- ------------------- --------------------- ---------------------- ---------------------
M. Lee Pearce, M.D.             Class B Director,      32,358,894 (2)            94.5%           Class A Common
                                Chairman of the            25,000 (3)             100%           Class B Common
                                Board of Directors          2,170 (6)             100%           Series B Preferred
------------------------------- ------------------- --------------------- ---------------------- ---------------------

Robert G. Tancredi, M.D. (4)    Class B Director,           2,300,000             6.8%           Class A Common
                                President and
                                Chief Executive
                                Officer
------------------------------- ------------------- --------------------- ---------------------- ---------------------

Timothy C. Lincoln              Class B Director                1,053                *           Class A Common
------------------------------- ------------------- --------------------- ---------------------- ---------------------

Laurence B. Brody               Class A Director                2,500                *           Class A Common
------------------------------- ------------------- --------------------- ---------------------- ---------------------

Thomas M. Ferguson (5)          Class A Director            1,072,675             3.1%           Class A Common
------------------------------- ------------------- --------------------- ---------------------- ---------------------

John J. Rydzewski (8)           Class A Director              328,279                *           Class A Common
------------------------------- ------------------- --------------------- ---------------------- ---------------------

Jose B. Valle                   Class A Director                1,200                *           Class A Common
------------------------------- ------------------- --------------------- ---------------------- ---------------------

All Directors and Executive                            34,064,601 (7)            96.3%           Class A Common
Officers as a Group                                            25,000             100%           Class B Common
(7 Persons)                                                     2,170             100%           Series B Preferred

-------------
*Less than 1%.

(1) The address for each of the persons and entities listed above is 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

(2) The shares beneficially owned by Dr. Pearce (i) include 28,982,703 shares of Class A Common Stock, which are owned by the M. Lee Pearce 1998 Irrevocable Trust of which Dr. Pearce is the 100% beneficial owner, (ii) include 2,000,000 shares of Class A Common Stock which are owned by PearTan, LLC of which Dr. Pearce is a member. (Dr. Pearce and Dr. Tancredi share voting power on all of the shares owned by PearTan; provided, however, that if they are unable to agree on any such vote, then Dr. Tancredi has the right to direct the vote of 700,000 of such shares and Dr. Pearce has the right to direct the vote of the balance of 1,300,000 of such shares), (iii) include 700,000 shares of Class A Common Stock which are owned by Broward Trading

     Corporation of which Dr. Pearce is the sole shareholder, and (iv) include subscription rights to purchase 676,191 shares of Class A Common Stock pursuant to a funding agreement with the Company dated March 31, 2000. The calculation of Dr. Pearce's beneficial ownership percentage does not take into account the exercise of options held by third parties, including options held by other officers and directors.

(3) The shares are owned by Lauderdale Holdings, Inc., a Florida corporation of which Dr. Pearce is the sole shareholder.

(4) Includes (i) vested options to purchase up to 300,000 shares of Class A Common Stock, out of a total option grant of 450,000 shares, and (ii) 2,000,000 shares held by PearTan, LLC, of which Dr. Tancredi is a member. Dr. Pearce and Dr. Tancredi share voting power on all of the shares owned by PearTan; provided, however that, if they are unable to agree on any such vote, then Dr. Tancredi has the right to direct the vote of 700,000 of such shares and Dr. Pearce has the right to direct the vote of the balance of 1,300,000 of such shares. The calculation of Dr. Tancredi's beneficial ownership percentage does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers and directors.

(5) Includes (i) options to purchase up to 800,000 shares of Class A Common Stock, all of which are fully vested and exercisable, and (ii) 157,675 shares held by First Magnum Corporation and (iii) 115,000 shares held by Mr. Ferguson. As sole stockholder of First Magnum Corporation, Mr. Ferguson has voting and investment power over First Magnum Corporation's shares of Common Stock of the Company. The calculation of Mr. Ferguson's beneficial ownership percentage takes into account his exercise of outstanding options. Such calculation does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers and directors.

(6) These shares are held by the M. Lee Pearce 1998 Irrevocable Trust of which Dr. Pearce is the 100% beneficial owner.

(7) The number exceeds the number of shares issued and outstanding as of May 14, 2001, due to an aggregate of an additional 1,776,191 shares beneficially owned by members of the Group in the form of subscription rights and options.

(8)  Mr. Rydzewski resigned from the Board of Directors on June 27, 2001.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

The Board of Directors has selected the following persons as nominees for election to the Board of Directors. Holders of Class A Common Stock may withhold authority to vote for the Class A nominees. The officers and directors of LHI, the holder of all of the outstanding shares of Class B Common Stock and the only stockholder to vote for the slate of Class B Directors, has indicated that LHI intends to vote "FOR" electing the slate of Class B Directors. Although management has no reason to believe that the nominees will be unable or unwilling to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the proxyholders will vote for any substitute nominee designated by the Board of Directors. Certain information concerning the nominees is provided below.

                         NOMINEES FOR CLASS A DIRECTORS

      Name                   Age        Position                   Since
      ----                   ---        --------                   -----
Laurence B. Brody, DDS       69      Class A Director           July 5, 2000
Robert G. Tancredi, M.D.     63      President and Chief        April 15, 1999
                                     Executive Officer,         April 2, 1999
                                     Class B Director
Jose B. Valle                53      Class A Director           July 5, 2000

--------------
(1)  Dr. Tancredi has served as a Class B Director since April 2, 1999.

Laurence B. Brody, DDS has over 25 years of experience as an entrepreneur and senior executive, principally in the healthcare field. Since 1996 to present, Dr. Brody has served as President and CEO of ConsoliDent, Inc. based in South Florida. Dr. Brody formed and developed ConsoliDent, Inc., a dental information management company, to acquire the assets and manage the financial business activities of dental offices. In 1995, Dr. Brody served as President and CEO of MIDA Dental Plans, and was responsible for its sale in December 1995 to United Concordia. From September 1994 to March 1995, Dr. Brody served as a consultant to AESGEN, a start-up generic pharmaceutical venture created by Mayo Medical Ventures, a unit of the Mayo Clinic and Applied Analytical Industries, a pharmaceutical development company. Dr. Brody serves on the Board of Overseers at the University of Pennsylvania School of Dental Medicine, and is an Associate Professor of the University of Pennsylvania School of Dental Medicine and Nova Southeastern College of Dental Medicine. Dr. Brody has served as an advisor to the insurance departments in Florida, New Jersey, Maryland, Delaware and Pennsylvania.

Robert G. Tancredi, M.D. has served as a Class B Director, President and Chief Executive Officer of the Company since April 1999. From 1985 to 1992, Dr. Tancredi was a member of the Board of Governors of the Mayo Clinic, Rochester, Minnesota. From 1985 to 1996, Dr. Tancredi was a member of the Board of Trustees of the Mayo Foundation. From 1987 to 1992, Dr. Tancredi was a member of the Board of Trustees of the American College of Cardiology. From December 1991 until his retirement as of December 31, 1996, Dr. Tancredi was Chairman of the Board of Governors of the Mayo Clinic, Scottsdale, Arizona. From October 1997 until April 2, 1999, Dr. Tancredi provided consulting services to certain affiliates of the Company and of Dr. Pearce. Dr. Tancredi has also been a Director of Healthology, Inc. since March 2000.

Jose B. Valle has been a senior executive in the banking industry since 1972. From January 1997 to the present, he has been a Senior Vice President of Bank of America. Prior to this position, from April 1991 to October 1996, Mr. Valle served first as CEO of Bank of North America. Until its sale in October 1996 to BankAtlantic, Bank of North America was formerly controlled by Dr. Pearce. From October 1996 to January 1997, Mr. Valle served as President of the Dade County, Florida operations of BankAtlantic. Mr. Valle is active in numerous civic, charitable and professional organizations in South Florida. Mr. Valle received a bachelor in Accounting from the University of Florida and is a Certified Public Accountant.

                         NOMINEES FOR CLASS B DIRECTORS

Name                    Age             Position                      Since
----                    ---             --------                      -----
Timothy C. Lincoln      41          Class A Director              July 5, 2000
M. Lee Pearce, M.D.     70          Chairman of the Board,        April 5, 1999
                                    Class B Director              April 5, 1999

Timothy C. Lincoln is currently legal counsel for Marquette Realty, Inc., a position he has held since September 2000. He has also maintained a private legal practice since October 1998. From August 1995 to May 1998 he served in various legal and management roles for Marquette Realty, Inc. Marquette Realty, Inc. manages a number of entities that M. Lee Pearce, M.D., the Company's Chairman of the Board and its majority stockholder, is the beneficial owner. Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly owned by Dr. Pearce. From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America. Bank of North America was formerly controlled by Dr. Pearce. Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico and received a J.D. degree from the University of Miami School of Law. Mr. Lincoln is a member of the Florida Bar.

M. Lee Pearce, M.D. has served as a Class B Director and Chairman of the Board of Directors and a principal stockholder of the Company since April 1999. Dr. Pearce has over 40 years of experience in the health care industry. For the majority of his health care career, he has been the Chairman and Chief Executive Officer of health care services companies which he founded. From February 1993 to January 1997, Dr. Pearce served as a director of OrNda Health Corporation ("OrNda") (NYSE:ORN), the then third largest investor-owned hospital management system in the United States which operated 48 acute care medical-surgical hospitals, ambulatory surgical centers, numerous outpatient and specialty clinics. From 1989 to February 1997, he served as a director of IVAX Corporation (AMEX:IVX), a manufacturer of pharmaceuticals, personal care products and diagnostic devices. In 1991, entities in which Dr. Pearce was a substantial owner included Golden Glades Regional Medical Center in Miami, Florida which was later restructured and sold. From 1987 through 1989, Dr. Pearce was at first a significant shareholder (1987) and then a director (1988) of American Medical International, Inc. (NYSE: AMI). Between 1969 and 1985, he was the Chairman and Chief Executive Officer of American Hospital Management Corp., the operating management company of American Hospital of Miami and North Ridge Medical Center (two hospitals which he founded, developed and which were sold to AMI in 1985). Dr. Pearce is a member of the Board of Fellows of the Harvard Medical School and serves as a pro-bono consultant to the Mayo Foundation and the Mayo Medical Ventures. He also serves on the Board of Trustees of the University of Miami where he is also a member of the George E. Merrick Society. In addition to Dr. Pearce's medical degrees, he also received a J.D. degree from the University of Miami and is a member of the Florida Bar and the American Bar Association.

All Class A Directors are elected by holders of the Class A Common Stock and all Class B Directors are elected by holders of the Class B Common Stock at the Annual Meeting of the Stockholders of the Company and hold office following election or until their successors are elected and qualified. The Company's bylaws permit the Board of Directors to fill any vacancy and such Director may serve until the next annual meeting. The officers of the Company are appointed by and serve at the discretion of the Company's Board of Directors.

To the best knowledge of the Company, other than as stated above, no Director of the Company is a Director of any other company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered under the Investment Company Act of 1940.

There are no family relationships between any of the Company's Executive Officers and Directors.

Meetings and Committees of the Board of Directors

The Company's Board of Directors held four meetings during the year ended December 31, 2000. The Company has a Compensation Committee and an Audit Committee. The Company has no standing Nominating Committee. During 2000, the Company's Compensation Committee consisted of Thomas M. Ferguson and John Rydzewski. The Compensation Committee did not meet during 2000. The Compensation Committee reviews existing and proposed compensation plans, programs and arrangements both for officers of the Company and for certain non-officer employees. The Committee may also recommend the grant stock options and awards restricted stock to key employees, including officers and members of the Board, in accordance with the terms of the Company's stock option plans. The full Board of Directors, and not the Committee, is authorized to grant or award compensation, options or restricted stock to any officer or employee who is also a Director and a member of the Compensation Committee.

The Company's Audit Committee consists of Laurence B. Brody and Jose B. Valle. Messrs. Brody and Valle are "independent" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. During 2000 the Audit Committee met three times. The Audit Committee will review the scope of the accountants' engagement, including the remuneration to be paid, and will review the independence of the accountants. The Audit Committee, with the assistance of appropriate personnel, will review the Company's annual financial statements and the independent auditor's report, including significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; litigation in which the Company is a party; and use by the Company's Executive Officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct the Company's legal counsel, independent auditors and internal staff to inquire into and report to it on any matter having to do with the Company's accounting or financial procedures or reporting.

The Board of Directors has not adopted a written charter for the Audit
Committee.

The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with management and has received the written disclosures and the letter from Ernst & Young LLP, the Company's independent auditors, ___ required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committee). The Audit Committee has also discussed with Ernst & Young LLP the Company's audited financial statements for the fiscal year ended December 31, 2000, including among other things the quality of the Company's accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by management in its financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and the auditor's independence, as well as the other matters required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants.

Based on these discussions with Ernst & Young LLP and the results of the audit of the Company's financial statements, the Audit Committee members recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                              The Audit Committee:
                                Lawrence B. Brody
                                  Jose B. Valle

No Director attended fewer than 75% of the meetings of the Board of Directors or of any committee on which such Director served during the year ended December 31, 2000.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" ELECTING THE SLATE OF FOUR CLASS A DIRECTORS AND THREE CLASS B DIRECTORS TO SERVE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED


                               EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each Executive Officer of the Company as of June 30, 2001. Certain biographical information concerning Dr. Tancredi is presented under "Election of Directors."

       Name                   Age                          Position                            Since
       ----                   ---                          --------                            -----
Robert G. Tancredi, MD        63             President and Chief Executive Officer,        April 15, 1999
                                                       Class B Director                    April 2, 1999

                             EXECUTIVE COMPENSATION

The following table sets forth certain summary information for the years indicated concerning the compensation awarded to, earned by, or paid to (i) those persons serving as the Company's Chief Executive Officer during the 2000 fiscal year, (ii) the other four most highly compensated Executive Officers of the Company who were serving as such at December 31, 2000, and (iii) up to two additional individuals who had served as an Executive Officer of the Company during the 2000 fiscal year but who were not Executive Officers at December 31, 2000, except that persons referred to in clauses (ii) and (iii) above generally are not included in the table if they received total annual salary and bonus of $100,000 or less for 2000. The persons named in this table are collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                                   Long-Term
                                                                                                  Compensation
                                                                                   Other           Securities
                                                                                   Annual          Underlying
                                                      Salary        Bonus       Compensation        Options/
     Name and Principal Position          Year          ($)          ($)          ($) (2)           SARs (#)
-------------------------------------- ------------ ------------ ------------ ----------------- -----------------
Robert G. Tancredi, MD (1) (3)            2000        $300,000     $270,000        $12,000         450,000
President and                             1999         228,846        -0-           77,000           -0-
Chief Executive Officer

Cecilio M. Rodriguez (4)                  2000        $130,510       $-0-          $31,000         375,000
Chief Financial Officer                   1999         112,550        -0-            -0-             -0-
-------------------------------------- ------------ ------------ ------------ ----------------- -----------------

(1)  Dr. Tancredi was appointed President and CEO of the Company on April 15,
     1999.

(2) Except for stock options issued pursuant to the Company's 1996, 1997, 1998 and 1999 Stock Option Plans, the Company has not provided benefits under any other long-term compensation plans, stock appreciation rights, defined benefit or actuarial plan. Except pursuant to the employment agreement with Dr. Tancredi described below, the Company does not have any employment contract or termination of employment or change in control agreements with its Named Executive Officers.

(3) Dr. Tancredi is a member of PearTan, LLC of which he and Dr. Pearce are the sole members. PearTan owns 2,000,000 shares of the Company's Class A Common Stock. Pursuant to the applicable governing documents of PearTan, upon any liquidation of PearTan (including the sale of the foregoing 2,000,000 shares) and after return of the members respective capital contributions, Dr. Tancredi is entitled to receive from the proceeds of liquidation an amount which effectively gives him certain economic rights to 300,000 shares plus up to an additional 800,000 shares, subject to vesting. Subject to the satisfaction of certain vesting criteria, Dr. Tancredi's rights in the foregoing 800,000 shares vest at the rate of 200,000 per year on each April. As of December 31, 2000, a total of 400,000 of such shares had vested. "Other Annual Compensation" paid in 2000 consists of a $12,000 automobile allowance. "Other Annual Compensation" paid in 1999 consists of a $2,000 automobile allowance and a $75,000 consulting fee paid for services rendered prior to his hiring as President and Chief Executive Officer.

(4) Mr. Rodriguez resigned as Chief Financial Officer of the Company effective September 30, 2000. "Other Annual Compensation" consists of $31,000 in consulting fees for services rendered to the Company after Mr. Rodriguez's resignation as Chief Financial Officer.

The Company's Stock Option Plans

Currently, the Company has four stock options plans: (i) 1999 Seal Holdings Corporation Long Term Incentive Plan ("1999 Plan"), (ii) Seal Holdings Corporation 1998 Incentive Option Plan ("1998 Plan"), (iii) Seal Fleet, Inc. Incentive Option Plan ("1997 Plan"), and (iv) Seal Fleet, Inc. Long Term Incentive Plan ("1996 Plan"). All options under the 1998 Plan, the 1997 Plan and the 1996 Plan have been granted.

The Company granted options pursuant to the 1999 Plan during the year ended 2000 to each of the following Named Executive Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                             Individual Grants
                                         Number of         Percent of
                                         Securities       Total Option
                                         Underlying        Granted To         Exercise
                                           Option         Employees in         Price          Expiration
                Name                     Granted (#)      Fiscal Year          ($/Sh)            Date
-------------------------------------- ---------------- ----------------- ----------------- ----------------
Robert G. Tancredi, M.D.                    450,000           38%               $3.00         2/28/10
Cecilio M. Rodriguez                        375,000           31%               $3.00         1/01/01 (1)

----------------

(1) Pursuant to the terms of the option granted to Mr. Rodriguez, such options expired 90 days after the date of termination of his employment with the Company (December 31, 2000).

There were no stock option exercises by the Named Executive Officers during 2000. The following table contains information about unexercised stock options held at the end of 2000 by Named Executive Officers.

                           Year-End 2000 Option Values

                              Number of Securities      Value of Unexercised
                               Underlying Options       In-the-Money Options
      Name                        at FY End(#)              at FY-End ($)
--------------------------- ------------------------- ------------------------
Robert G. Tancredi, M.D.            450,000 (1)                -0-


(1)  150,000 of these options were exercisable at year end.

Employment Contracts

The Company has an employment agreement with Robert G. Tancredi, MD, the Company's Chief Executive Officer and President. Pursuant to the agreement, Dr. Tancredi is paid at a rate of $300,000 per year. Dr. Tancredi is also entitled to guaranteed minimum bonuses as follows: (i) $270,000 on April 15, 2000, (ii) $180,000 on April 15, 2001 and (iii) $90,000 on April 15, 2002. With respect to each calendar year from and after January 1, 2001, the Board may award Dr. Tancredi an additional bonus, as determined in the discretion of the Board, based upon the Company achieving certain operational and financial requirements. Dr. Tancredi is also eligible to receive stock option awards as part of the Company's annual review of executive salaries and performance and to participate in any other stock option plan instituted by the Company. Dr. Tancredi is subject to certain restrictive covenants during the term of his employment with the Company and for a period of one year thereafter unless Dr. Tancredi's employment terminates for certain specified reasons, including following a Change of Control (as defined in the Tancredi Employment Agreement).

Compensation of Directors

Non-employee Directors are compensated at the rate of $500 for regular meetings and $250 for each special meeting for which they attend and are also reimbursed for associated expenses of attendance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes certain transactions or relationships between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest. Except as otherwise specifically set forth herein, for purposes of this section, the term "Company" also includes each of the Company's subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its executive officers and the subsidiaries and each of their respective affiliates may involve conflicts of interest. The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties. In addition, the structure and proposed method of operations of the Company may create certain inherent conflicts between the Company and its affiliates.

OAKRIDGE TRANSACTION

On September 30, 1999, the Company's then wholly-owned subsidiary, OHI (which, through its subsidiaries, owned, operated and managed a comprehensive outpatient medical, diagnostic and surgical facility and physician practice business located in Fort Lauderdale, Florida), was sold to Oakridge Outpatient Center, Inc. ("Oakridge"), for a nominal payment and assumption of liabilities of OHI and its subsidiaries. All of the outstanding capital stock of Oakridge was held by Gary Matzner, Rudy Noriega and Doyle Campbell, M.D. Immediately prior to the Oakridge Transaction, Mr. Matzner was OHI's general counsel, Mr. Noriega was OHI's president and Dr. Campbell was a physician employee of a subsidiary of OHI. The terms of the transaction were the result of arm's-length negotiations between the parties. The Company has no ownership interest in Oakridge. For further information relating to the transaction, please refer to the Company's Form 8-K dated September 30, 1999.

THOMAS M. FERGUSON

Effective April 2, 1999, the Company entered into a one year consulting agreement ("FSC Agreement") with First Stanford Corporation ("First Stanford"), whose sole stockholder, officer and director is Thomas M. Ferguson, a Class A Director of the Company (as of April 2, 1999) and the former Chief Executive Officer, President and Class B Director of the Company (to April 2, 1999). Under the terms of the FSC Agreement, First Stanford received $15,000 per month (for a total of $180,000 during the one-year term of the FSC Agreement). The FSC Agreement ended by its terms on April 1, 2000.

M. LEE PEARCE, M.D.

Generally

M. Lee Pearce M.D., the Company's Chairman of the Board and its majority stockholder, directly or indirectly, owns a number of entities with which the Company, and its wholly-owned subsidiaries, does or has done business. The majority of these affiliated transactions related to the operations of OHI, which as of September 30, 1999 were no longer owned by the Company.

The Company now leases 2,060 square feet of office space in an office building owned by North Ridge Medical Plaza, Ltd., of which Dr. Pearce is the owner of a substantial majority of the equity interests. The lease expires in 2004 and has a current annual rental rate of approximately $42,000, adjusted annually for inflation.

Funding Arrangement

Since the fourth quarter of 1999, the Company has funded its operations and its investments through proceeds from affiliates of Dr. Pearce pursuant to a commitment dated September 30, 1999 to provide or arrange for funding of up to ten million dollars (the "Funding Commitment"). Through March 31, 2001, the Company had received an aggregate of $7.5 million pursuant to this Funding Commitment. On March 31, 2000, the Company and Dr. Pearce agreed that all funds contributed pursuant to the Funding Commitment would be treated as a subscription for additional shares of the Company's Class A Common Stock at the purchase price of $5.25 per share. Accordingly, through March 31, 2001, an aggregate of 1,428,570 shares of Class A Common Stock had been issued to Dr. Pearce or his affiliates pursuant to such agreement.

Activities Involving The Company's Former OHI Business

Prior to its sale, OHI and its subsidiaries were negotiating or had entered into lease arrangements for space in buildings owned by entities in which Dr. Pearce owned the substantial majority of the equity interests. All such leases were on terms based on fair market rates with the balance of the material terms that would be no less favorable than could be obtained by the Company from unaffiliated parties in an arm's-length transaction. Dr. Pearce or his affiliates also provided credit support for certain letters of credit issued on behalf of OHI in favor of its equipment lessors and creditors. The amounts of the letters of credit totaled approximately $1.8 million.

JOHN J. RYDZEWSKI

Mr. Rydzewski is a principal in Benedetto Gartland and Company, Inc., an investment-banking firm ("BGC"). In connection with the Company's then-agreement with the BGC, the Company paid fees and expenses of $465,923 and $53,386 and issued 300,000 and 150,000 shares of Class A Common Stock during the year ended December 31, 1999 and the three-month period ended March 31, 2000, respectively. The agreement with BGC expired by its terms on March 31, 2000.

In addition to the fees described above, as compensation for services provided to the Company by BGC in connection with the Company's investment in Healthology, Inc. in March 2000, 5% of the 3,211,453 shares acquired by the Company at a cost of $1.00 per share were transferred to BGC. The Company retained voting control over all such shares.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission initial reports of ownership on Form 3 and reports of changes in ownership of Common Stock on Forms 4 or 5. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

Certain of the Company's directors were late in filing several of these forms. Messrs. Brody, Lincoln and Valle did not timely file initial reports of ownership on Form 3 following their election to the Board of Directors in July 2000. The initial ownership positions of these directors were, however, disclosed by the Company in its last proxy statement. Mr. Lincoln also did not file timely a Form 4 with regard to a purchase transaction in December 2000. Dr. Pearce did not timely file a Form 4 with respect to his acquisition of additional shares of Class A Common Stock in the months of June, September, October and December 2000. Such acquisitions by Dr. Pearce were made pursuant to a funding commitment between Dr. Pearce and the Company, with the number of shares issuable thereunder having been timely reported on Form 4 by Dr. Pearce and disclosed in various reports of the Company. Messrs. Tancredi and former Chief Financial Officer, Cecilio Rodriguez, did not timely file a Form 5 reporting options granted to them in the last fiscal year. Such options had been previously reported by the Company in its last proxy statement.

The Company believes that each of the foregoing untimely filings was inadvertent and has taken action to assist its directors and executive officers in timely complying with the requirements of Section 16(a) in the future.

Based solely on its review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that all other Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 2000.

                                 PROPOSAL NO. 2

              RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS THE
                        COMPANY'S INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Ernst & Young LLP to serve as the Company's independent auditors to audit the Company's financial statements for the year ending December 31, 2001. In the event the appointment of Ernst & Young LLP for 2001 is ratified, it is expected that Ernst & Young LLP will also audit the books and accounts of the Company's subsidiaries at the close of their current fiscal years. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

The proposal to ratify the appointment of Ernst & Young LLP will be approved by the Stockholders if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. If a proxy card is specifically marked as abstaining from voting on the proposal, the shares represented thereby will not be counted as having been voted for or against the proposal. Unless otherwise instructed, the persons named on the proxy card intend to vote shares as to which a proxy is received in favor of the proposal.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS

                         AUDIT COMPENSATION INFORMATION

Audit Fees

The aggregate fees for professional services rendered by Ernst & Young LLP for the audit of the Company's financial statements for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in the Company's Forms 10-QSB for such fiscal year, was $71,000.

Financial Information Systems Design and Implementation Fees

The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

The aggregate fees for all services rendered by Ernst & Young LLP for the year ended December 31, 2000, was $62,715.

                                 OTHER BUSINESS

The Company knows of no other business to be brought at the Annual Meeting. If, however, any other business should be properly brought up before the Annual Meeting, those persons named in the accompanying Proxy will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your Proxy.

                                  OTHER MATTERS

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2002 Annual Meeting, Stockholder proposal must be received by the Company no later than March 1, 2002 and must otherwise comply with the requirements of Rule 14a-8.

The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.

                                OTHER INFORMATION

The Company's Annual Report is being provided with this Proxy Statement. All subsequent Quarterly Reports on Form 10-QSB filed before the date of the Annual Meeting are incorporated by reference in this Proxy Statement. The Company will provide to any Stockholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this Proxy Statement. Requests should be addressed to Leap Technology, Inc., Investor Relations, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida, 33334,
(954) 771-1772.

                                     By Order of the Board of Directors



                                     /s/ Robert G. Tancredi, M.D.
                                     ------------------------------------------
                                     Robert G. Tancredi, M.D.
                                     President and Chief Executive Officer

    PLEASE MARK VOTES
[X] AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                              LE@P TECHNOLOGY, INC.

               2001 ANNUAL MEETING OF STOCKHOLDERS-JULY 13, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert G. Tancredi, M.D. and Mary E. Thomas and either of them acting alone or, in the event of their inability or unwillingness to serve, such other individuals as the Board of Directors may designate, as proxyholders, each with full power of substitution and resubstitu-tion, and hereby authorizes any proxyholder to represent and vote, as designated below, all of the shares of Common Stock of the Company that the undersigned held on the Record Date at the Annual Meeting to be held July 13, 2001, which includes any continuation of such meeting pursuant to any adjournment or postponement of it to another time. Terms beginning with initial capital letters that are used but not defined in this Proxy Card have the meanings given to them in the Proxy Statement for the Annual Meeting.

1.   To elect Five Directors

     a. Election of Class A Directors (to be elected by holders of the Class A Common Stock Only).

                                                         For All
                      For              Withhold          Except
                      [_]                [_]               [_]

          Jose B. Valle, Laurence B. Brody, D.D.S., Robert G. Tancredi, M.D.

     b. Election of Class B Directors (to be elected by holders of the Class B Common Stock Only).

                                                         For All
                      For              Withhold          Except
                      [_]                [_]               [_]

          M. Lee Pearce, M.D., Timothy C. Lincoln


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the year ended December 31, 2001.

                      For             Against          Abstain
                      [_]               [_]              [_]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2001 Annual Stockholders' Meeting.


                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


 => Detach above card, sign, date and mail in postage paid envelope provided. =>

                              LE@P TECHNOLOGY, INC.
                       5601 North Dixie Highway, Suite 411
                         Fort Lauderdale, Florida 33334
                          Telephone No. (954) 771-1772

--------------------------------------------------------------------------------
     The Board recommends a vote "FOR" Items 1-3 above. IF YOU DO NOT SPECIFY HOW YOU INTEND TO VOTE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

     The above signed also hereby revokes previous proxies and acknowledges receipt of the Company's Notice of Annual Meeting and Proxy Statement.

NOTE: Please sign this Proxy as your name appears hereon, including the title "Executor," "Trustee," etc. if such is indicated. If a joint account, each joint owner should sign. If stock is held by a corporation, this Proxy should be executed by a proper officer thereof.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------

---------------------------------

---------------------------------